Exhibit 10

ACCESSION AGREEMENT

ACCESSION AGREEMENT dated as of July 28, 2008 (“this Agreement”) among US BANK, NATIONAL ASSOCIATION, SOCIETE GENERALE, and THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND (each, an “Acceding Lender”, and collectively, the “Acceding Lenders”), ALCOA INC., a Pennsylvania corporation (“Alcoa”), and CITIBANK, N.A., as administrative agent (the “Administrative Agent”) for the Lenders and Issuers (as defined in the Credit Agreement referred to below).

A. Reference is made to the Five-Year Revolving Credit Agreement dated as of October 2, 2007 (as amended from time to time, the “Credit Agreement”), among Alcoa, the Lenders and Issuers party thereto, Citibank, N.A. (“Citi”), as Administrative Agent for the Lenders and Issuers, and Barclays Bank PLC, as Syndication Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

C. Pursuant to Section 2.20(a) of the Credit Agreement, Alcoa has invited each of the Acceding Lenders, and each of the Acceding Lenders desires, to become a party to the Credit Agreement and to assume the obligations of a Lender thereunder. Each Acceding Lender is entering into this Agreement in accordance with the provisions of the Credit Agreement in order to become a Lender thereunder.

Accordingly, the Acceding Lenders, Alcoa and the Administrative Agent agree as follows:

SECTION 1. Accession to the Credit Agreement. (a) Each Acceding Lender, as of the Effective Date, hereby accedes to the Credit Agreement and shall thereafter have the rights and obligations of a Lender thereunder with the same force and effect as if originally named therein as a Lender.

(b) The respective Commitment of each Acceding Lender shall equal the amount set forth opposite its signature hereto.

(c) The amount of each Acceding Lender’s Commitment hereby supplements Schedule 2.01(a) to the Credit Agreement.

SECTION 2. Representations and Warranties, Agreements of Acceding Lenders, etc. Each Acceding Lender (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to become a Lender under the Credit Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement independently and without reliance upon the Administrative Agent, any other Agent or any Lender; (c) confirms that it will independently and without reliance upon the Administrative Agent, any other Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) agrees that it will perform, in accordance with the terms of the Credit Agreement, all the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender and (e) irrevocably appoints Citi as Administrative Agent under the Credit Agreement. Each Acceding Lender authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Credit Agreement, together with such actions and powers as are reasonably incidental thereto.

SECTION 3. Effectiveness. (a) This Agreement shall become effective as of July 28, 2008 (the “Effective Date”), subject to the Administrative Agent’s receipt of (i) counterparts of this Agreement duly executed on behalf of each of the Acceding Lenders and Alcoa and (ii) the documents required to be delivered by Alcoa under the penultimate sentence of Section 2.20 of the Credit Agreement.

(b) Upon the effectiveness of this Agreement, the Administrative Agent shall give prompt notice thereof to the Lenders.

SECTION 4. Foreign Lenders. If any Acceding Lender is organized under the laws of a jurisdiction outside the United States, it will provide, following the Effective Date, the forms specified in Section 2.18(g) of the Credit Agreement, at the times specified therein, duly completed and executed by such Acceding Lender.

SECTION 5. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

SECTION 6. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to each Acceding Lender shall be given to it at the address set forth under its signature hereto.

[Signature pages follow]

IN WITNESS WHEREOF, the Acceding Lenders, Alcoa and the Administrative Agent have duly executed this Agreement as of the day and year first above written.

Commitment: $50,000,000	US BANK, NATIONAL ASSOCIATION,

	by	/s/ Kenneth R. Fieler
	Name:	Kenneth R. Fieler
	Title:	Assistant Vice President

	Address:	Kenneth R. Fieler
Assistant Vice President, Corporate Banking
US Bank Tower
425 Walnut Street, 8th Floor
ML CN-OH-W8
Cincinnati, OH 45202
		Tel.:	513-632-3120
		Fax:	513-632-2068
		Email:	kenneth.fieler@usbank.com

[SIGNATURE PAGE TO ALCOA ACCESSION AGREEMENT DATED AS OF JULY 28, 2008]

Commitment: $50,000,000	SOCIETE GENERALE,

	by	/s/ Eric E.O. Siebert, Jr.
	Name:	Eric E.O. Siebert, Jr.
	Title:	Managing Director

	Address:	Kimberly Metzger
Director
Societe Generale
190 S. LaSalle Street, Suite 3850
Chicago, IL 60603
		Tel.:	312-894-6235
		Fax:	312-894-6201
		Email:	kimberly.metzger@sgcib.com

[SIGNATURE PAGE TO ALCOA ACCESSION AGREEMENT DATED AS OF JULY 28, 2008]

Commitment: $50,000,000	THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND,

	by	/s/ Aoife Quinn
	Name:	Aoife Quinn
	Title:	Authorized Signatory

	by	/s/ Lisa Stewart
	Name:	Lisa Stewart
	Title:	Authorized Signatory

	Address:	Elaine Crowley / David Rafferty
Bank of Ireland Corporate Banking
B2, Head Office
Lower Baggot Street
Dublin 2, Ireland
		Tel.:	+ 353 1 604 4712 / 4253
		Fax:	+ 353 1 604 4798
		Email:	elaine.crowley@boimail.com /
david.rafferty@boimail.com

[SIGNATURE PAGE TO ALCOA ACCESSION AGREEMENT DATED AS OF JULY 28, 2008]

ALCOA INC.,

by	/s/ Peter Hong
Name:	Peter Hong
Title:	Vice President and Treasurer

[SIGNATURE PAGE TO ALCOA ACCESSION AGREEMENT DATED AS OF JULY 28, 2008]

CITIBANK, N.A., as
Administrative Agent,

by	/s/ Andrew Sidford
Name:	Andrew Sidford
Title:	Vice President

[SIGNATURE PAGE TO ALCOA ACCESSION AGREEMENT DATED AS OF JULY 28, 2008]

NOTICE OF PROSPECTIVE LENDERS’ COMMITMENTS

JULY 28, 2008

CITIBANK, N.A.,

    as Administrative Agent under the

    Credit Agreement referred to below

2 Penns Way, Suite 110

New Castle, Delaware 19720

Attention: Bank Loan Syndications

Re:	Alcoa Inc.

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of October 2, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Alcoa Inc. (“Alcoa”), the Lenders and Issuers party thereto, Citibank, N.A., as Administrative Agent for the Lenders and Issuers, and Barclays Bank PLC, as Syndication Agent. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

Pursuant to Section 2.20(a) of the Credit Agreement, each of Alcoa and each of the Prospective Lenders named below hereby gives you notice that each such Prospective Lender extends a Commitment under the Credit Agreement in the amount indicated below opposite the name of such Prospective Lender (each an “Extended Commitment”), effective as of the Effective Date (as defined in the Accession Agreement dated as of July 28, 2008 among Alcoa, each of the Prospective Lenders named below and the Administrative Agent):

Prospective Lender	Extended Commitment
US Bank, National Association	$50,000,000
Societe Generale	$50,000,000
The Governor and Company of the Bank of Ireland	$50,000,000

The Extended Commitment of each of the above Prospective Lenders shall become effective as of the Effective Date, subject to the Administrative Agent’s receipt of (i) this Notice of Prospective Lenders’ Commitments duly executed on behalf of Alcoa and each of the above Prospective Lenders and (ii) the documents required to be delivered by Alcoa under the penultimate sentence of Section 2.20 of the Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, Alcoa and each of the Prospective Lenders named below have caused this Notice of Prospective Lenders’ Commitments to be executed by their respective authorized officers as of the day and year first above written.

ALCOA INC.

By:	/s/ Peter Hong
Name:	Peter Hong
Title:	Vice President and Treasurer

[Signature page to Notice of Prospective Lenders’ Commitments]

US BANK, NATIONAL ASSOCIATION

By:	/s/ Kenneth R. Fieler
Name:	Kenneth R. Fieler
Title:	Assistant Vice President

[Signature page to Notice of Prospective Lenders’ Commitments]

SOCIETE GENERALE

By:	/s/ Eric E.O. Siebert, Jr.
Name:	Eric E.O. Siebert, Jr.
Title:	Managing Director

[Signature page to Notice of Prospective Lenders’ Commitments]

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:	/s/ Aoife Quinn
Name:	Aoife Quinn
Title:	Authorized Signatory

By:	/s/ Lisa Stewart
Name:	Lisa Stewart
Title:	Authorized Signatory

[Signature page to Notice of Prospective Lenders’ Commitments]

NOTICE OF INCREASE IN COMMITMENT

JULY 28, 2008

CITIBANK, N.A.,

    as Administrative Agent under the

    Credit Agreement referred to below

2 Penns Way, Suite 110

New Castle, Delaware 19720

Attention: Bank Loan Syndications

Re:	Alcoa Inc.

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of October 2, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Alcoa Inc. (“Alcoa”), the Lenders and Issuers party thereto, Citibank, N.A., as Administrative Agent for the Lenders and Issuers, and Barclays Bank PLC, as Syndication Agent. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

Pursuant to Section 2.20(a) of the Credit Agreement, each of Alcoa and the Lender named below hereby gives you notice that such Lender causes its Commitment under the Credit Agreement to be increased in the amount indicated below (the “Increase”), effective as of the Effective Date (as defined below):

Lender	Increase in Commitment	Commitment after the Increase
The Northern Trust Company	$25,000,000	$50,000,000

The Increase shall become effective as of July 28, 2008 (the “Effective Date”), subject to the Administrative Agent’s receipt of (i) this Notice of Increase in Commitment duly executed on behalf of Alcoa and The Northern Trust Company and (ii) the documents required to be delivered by Alcoa under the penultimate sentence of Section 2.20 of the Credit Agreement.

[Signature page follows]

IN WITNESS WHEREOF, Alcoa and The Northern Trust Company have caused this Notice of Increase in Commitment to be executed by their respective authorized officers as of the day and year first above written.

ALCOA INC.

By:	/s/ Peter Hong
Name:	Peter Hong
Title:	Vice President and Treasurer

THE NORTHERN TRUST COMPANY

By:	/s/ Ashish S. Bhagwat
Name:	Ashish S. Bhagwat
Title:	Vice President

2